Contingencies - Summary of Ab Inbev's Material Tax Proceedings Related to Ambev and Its Subsidiaries (Detail) - Ambev [member] - Legal proceedings contingent liability [member] - USD ($) $ in Millions	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Disclosure of detailed information about material tax [line items]
Income tax and social contribution	$ 8,366	$ 10,781
Value-added and excise taxes	4,179	5,514
Other taxes	867	1,018
Material tax net	$ 13,412	$ 17,313